EXHIBIT 99.2

Program: Washington Mutual Mortgage Securities Corp. sponsor of prior securitized pools of fixed rate residential mortgage loans (non-traditional or "alternative A" underwriting standards) for which it or WaMu Acceptance Corp. acted as depositor in a registered transaction

Selected Summary Aggregate Cut-Off Date Information by Vintage Year

Series Designation for Prior Securitized Pool:	2005		2004		2003		2002		2001
Mortgage Loan Characteristics as of Pool Cut-Off Date (1):

Number of Mortgage Loans	47,638		21,295		15,870		13,215		21,028
Aggregate Principal Balance	$10,787,709,287.45		$4,679,748,725.38		$4,444,809,569.62		$2,876,598,305.59		$4,586,387,858.41
Approximate Weighted Average Mortage Interest Rate	6.20%		6.02%		5.79%		7.12%		7.98%

	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate
Range Mortgage Intereset Rates:	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
0.000 - 2.000%	307	1.42%	0	0.00%	0	0.00%	0	0.00%	0	0.00%
2.001 - 3.000%	17	0.11%	0	0.00%	0	0.00%	0	0.00%	0	0.00%
3.001 - 4.000%	2	0.00%	82	0.47%	25	0.17%	0	0.00%	0	0.00%
4.001 - 5.000%	144	0.32%	2,562	19.96%	1,577	12.17%	28	0.34%	0	0.00%
5.001 - 6.000%	18,420	41.72%	6,173	33.58%	8,417	60.90%	886	10.52%	16	0.14%
6.001 - 7.000%	22,247	48.74%	8,469	33.92%	3,990	21.68%	4,063	36.69%	1,323	9.04%
7.001 - 8.000	4,264	5.63%	2,436	7.80%	1,046	3.20%	6,256	40.53%	10,565	51.82%
8.001 - 9.000%	1,931	1.81%	1,186	3.41%	788	1.81%	1,814	10.50%	6,978	29.89%
9.001 or Greater	306	0.26%	387	0.87%	27	0.07%	168	1.42%	2,146	9.11%
Approximate Weighted Average Original Term (in months)	348.97		344.91		349.8		339.74		343.74
Approximate Weighted Average Remaining Term (in months)	344.44		333.96		345.89		337.55		345.37
Approximate Weighted Average Credit Score (2)	719.48		716.2		712.37		717.47		712.9
Minimum Credit Score (2)	407		404		443		558		532
Maximum Credit Score (2)	890		823		819		830		830

	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate
Property Type	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
Single Family Detached	31,742	65.94%	14,486	68.81%	10,565	67.17%	8,644	67.15%	14,424	71.60%
Duplex	2,785	5.77%	1,050	4.71%	528	2.75%	605	3.93%	896	3.16%
Triplex	661	1.61%	296	1.40%	194	0.97%	454	2.92%	766	2.90%
Fourplex	686	1.55%	381	1.75%	202	0.96%	541	3.42%	743	2.89%
Townhouse	237	0.39%	243	0.74%	22	0.10%	12	0.09%	3	0.02%
Condominium	3,726	6.61%	1,462	6.04%	1,349	6.98%	824	4.79%	1,468	5.26%
Housing Cooperative	234	0.32%	113	0.39%	91	0.26%	118	0.59%	53	0.12%
Planned Unit Development	7,128	16.85%	3,200	15.88%	2,842	20.33%	1,973	16.85%	2,594	13.70%
Other	439	0.95%	64	0.28%	77	0.48%	44	0.28%	81	0.35%

	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate
Loan Purpose	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
Purchase	21,767	43.35%	9,678	43.38%	6,444	41.41%	5,918	40.92%	11,607	51.32%
Rate/Term Refinance	7,394	14.83%	4,231	21.64%	4,478	28.47%	3,649	30.74%	4,048	21.58%
Cash Out Refinance	18,472	41.80%	6,967	33.46%	4,948	30.12%	3,648	28.34%	5,373	27.10%

Approximate Weighted Average Loan-To-Value Ratio	71.23%		71.02%		73.51%		72.19%		74.60%

Series Designation for Prior Securitized Pool	2005		2004		2003		2002		2001

Geographic Concentration (3):	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate
	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
Alabama	190	0.23%	136	0.37%	36	0.11%	41	0.26%	56	0.17%
Alaska	27	0.05%	7	0.03%	6	0.02%	1	0.01%	0	0.00%
Arizona	2,826	5.20%	1,161	4.48%	605	3.00%	269	1.81%	393	1.66%
Arkansas	303	0.34%	29	0.07%	10	0.06%	39	0.15%	29	0.09%
California	11,091	34.38%	5,089	35.08%	7,056	55.88%	3,637	37.48%	7,415	45.94%
Colorado	1,692	3.26%	854	4.10%	677	3.70%	401	3.16%	670	3.19%
Connecticut	474	0.98%	214	1.30%	127	0.96%	174	1.40%	283	1.32%
Delaware	94	0.16%	24	0.09%	9	0.04%	10	0.06%	25	0.09%
District Of Columbia.	82	0.19%	37	0.24%	38	0.28%	31	0.29%	57	0.38%
Florida	3,793	6.79%	1,556	5.66%	814	3.61%	853	4.71%	971	3.01%
Georgia	991	1.52%	663	2.15%	399	2.16%	400	2.45%	417	1.76%
Hawaii	320	1.05%	96	0.58%	25	0.13%	88	0.74%	184	0.86%
Idaho	286	0.41%	146	0.35%	102	0.35%	78	0.38%	163	0.50%
Illinois	1,940	3.62%	638	2.99%	303	1.64%	292	2.36%	439	2.28%
Indiana	434	0.46%	114	0.33%	39	0.13%	89	0.50%	151	0.41%
Iowa	164	0.17%	35	0.11%	10	0.03%	23	0.08%	47	0.14%
Kansas	447	0.57%	72	0.25%	27	0.09%	113	0.45%	103	0.31%
Kentucky	242	0.28%	67	0.17%	15	0.05%	55	0.25%	73	0.20%
Louisiana	203	0.27%	87	0.28%	28	0.10%	157	0.74%	172	0.53%
Maine	117	0.18%	55	0.19%	23	0.10%	62	0.36%	136	0.41%
Maryland	927	2.10%	358	1.69%	285	1.59%	263	2.21%	438	2.09%
Massachusetts	867	2.12%	540	3.31%	235	1.47%	461	4.10%	764	3.98%
Michigan	1,175	1.68%	220	0.82%	220	0.85%	322	1.72%	450	1.51%
Minnesota	708	1.27%	364	1.54%	80	0.41%	194	1.30%	219	1.04%
Mississippi	10	0.01%	4	0.01%	6	0.02%	38	0.18%	18	0.05%
Missouri	1,177	1.46%	226	0.67%	55	0.17%	118	0.58%	210	0.62%
Montana	232	0.44%	56	0.16%	43	0.13%	45	0.26%	57	0.30%
Nebraska	192	0.22%	26	0.07%	10	0.04%	11	0.05%	17	0.05%
Nevada	831	1.84%	1,107	4.93%	211	0.99%	288	1.72%	451	1.75%
New Hampshire	313	0.62%	135	0.56%	41	0.22%	104	0.63%	138	0.46%
New Jersey	1,256	2.98%	471	2.52%	318	2.03%	374	2.98%	609	3.01%
New Mexico	431	0.64%	195	0.65%	58	0.24%	99	0.55%	182	0.62%
New York	2,458	6.74%	822	5.56%	776	4.70%	687	6.31%	589	3.10%
North Carolina	783	1.10%	354	1.31%	334	1.58%	202	1.33%	212	0.96%
North Dakota	46	0.04%	8	0.02%	1	0.00%	6	0.02%	7	0.01%
Ohio	977	1.19%	263	0.73%	127	0.40%	381	1.56%	569	1.43%
Oklahoma	213	0.21%	101	0.27%	37	0.11%	48	0.21%	52	0.15%
Oregon	1,195	2.10%	801	2.62%	512	2.09%	255	1.72%	394	1.60%
Pennsylvania	892	1.21%	301	1.06%	195	0.80%	482	2.28%	679	1.77%
Rhode Island	175	0.32%	66	0.30%	27	0.14%	133	0.71%	184	0.49%
South Carolina	287	0.46%	182	0.74%	105	0.55%	84	0.57%	73	0.25%
South Dakota	209	0.24%	5	0.01%	5	0.01%	10	0.04%	18	0.05%
Tennessee	460	0.54%	128	0.38%	101	0.38%	155	0.74%	182	0.58%
Texas	2,445	3.11%	1,370	3.54%	394	1.62%	623	3.28%	991	3.33%
Utah	530	0.82%	273	0.92%	213	0.99%	172	0.99%	326	1.29%
Virginia	877	2.27%	346	1.83%	255	1.62%	310	2.63%	584	2.82%
Vermont	63	0.11%	54	0.20%	5	0.01%	15	0.08%	20	0.08%
Washington	1,667	3.29%	1,271	4.25%	800	4.17%	430	3.18%	642	2.87%
Wisconsin	423	0.61%	148	0.45%	57	0.19%	59	0.30%	119	0.37%
West Virginia	46	0.07%	13	0.03%	8	0.01%	20	0.06%	32	0.08%
Wyoming	57	0.08%	7	0.03%	7	0.02%	12	0.06%	17	0.06%
Other	0	0.00%	0	0.00%	0	0.00%	1	0.01%	1	0.00%

     Notes:
     (1) Weighted averages refer to weighted averages by principal balance.
     (2) Excludes mortgage loans for which no credit score was available.
     (3) Percentage of aggregate pool balance represented by mortgage loans in the specified state.